Partners' Capital, Mezzanine Equity and Distributions (New Common Units Issued to the Public for Cash) (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	Mar. 24, 2017	Jul. 27, 2016
Equity [Abstract]
Units (in units)	4,600	8,000
Gross Unit Price (in dollars per unit)	$ 30.65	$ 37.90
Issuance Value	$ 140,990	$ 303,200
Costs	(477)	(4,748)
Net Proceeds	$ 140,513	$ 298,452